-------------------------------------------------------
KHAN FUNDS:  1999 Annual Report of the Khan Growth Fund
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INVESTMENT ADVISOR
Khan Investment Inc
714 FM 1960 West #201
Houston, Texas 77090


CUSTODIAN
Firstar Corporation
425 Walnut St., M.L. 6118
Cincinnati, Ohio 45202


TRANSFER AGENT
American Data Services
P.O. Box 5536
Hauppauge, New York 11788-
0123


AUDITORS
Tait, Weller & Baker
8 Penn Center Plaza #800
Philadelphia,
Pennsylvania 19103




Dear Fellow Shareholders:


As always, it gives us great pleasure to provide you with our 1999 Annual report of the Khan Growth Fund (the
"Fund"). Once again, it is with excitement and pride that we shall address our performance of the Fund for this past fiscal year and the direction we will navigate together into the year 2000 and beyond. For the year ending
December 31, 1999, the Fund produced a return of 26.06%, which compares with the benchmark Standard & Poor's 500 index return of 21.04%.

We attribute this success to well planned strategies, hard
work, along with unwavering commitment and discipline to
achieve our defined goals.   Our tax-efficient approach has
produced an extra bonus for our shareholders in 1998 and
1999 while providing excellent returns.   The Fund's
performance has been strong primarily due to participation
in the rise of the communication services, technology, and
retail sectors.   We at Khan Funds believe, our long-term
investment in large cap companies with strong growth prospects will continue to increase our shareholder's wealth in the years to come. We enjoyed robust gains from our investments in companies like Cisco systems, General
Electric, Microsoft, Home Depot, EMC Corp., Nokia, Hewlett-
Packard, Wal-Mart, America Online and Sun Microsystems. As the drive towards increased efficiency continues, these information technology companies will continue to reap the benefits from the explosive growth in this sector of the market while the overall economy will benefit from the increased productivity. Our healthcare sector holdings, once considered to be some of the more stable and predictable in the portfolio, proved to be some of most volatile. Medicare reform and concerns regarding the future of the industry and the effects of rising interest rates overshadowed the increased demand for quality healthcare by the aging population. Adversely affected by these concerns were Fund holdings such as Pfizer, Bristol
Myers Squibb, Merck, and Johnson and Johnson. Insurance giant and holding company Berkshire Hathaway also adversely affected us, along with the problems experienced by Compaq that resulted in shifts of business focus and cost efficiency and weakness in the earnings growth of consistent market favorites like Coca-Cola, Charles Schwab, Associated financial services and Gillette.

PORTFOLIO COMPOSITION
By the end of 1999, the Fund had 2.77% of its net assets in short term investments, the remaining in diversified common stocks, with an emphasis on the healthcare, technology, telecommunication services and retail sectors. Though our primary focus leans towards an investment in equities, a small percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.

ECONOMIC OUTLOOK

Considerable attention has been focused on the Federal
Reserve and their preemptive strike against future inflation. Inflation is currently at very healthy levels, but the fear remains that if technology driven efficiency declines, inflation will increase. The current policy to raise interest rates by the Fed has revealed their confidence in the resilience of the US economy and their goal to maintain a stout bull market for years to come.

With unemployment rates unusually low, the job market is very tight. In the past this has caused wage price inflation, yet this has been offset by substantial cost savings from productivity-based technology and corporate mergers to cut costs. A tight job market has forced companies to embrace the new technology to attain higher efficiency in order to maintain earnings growth. The
Consumer price index increased by 2.5% in 1999, and should increase by a mere 2% or less in 2000.

The U.S. Economy sees no signs of a slowdown occurring.
Even with its size, the benefits of economies of scale are justifying a Gross Domestic Product (GDP) growth of over 3.5%. The U.S. has consistently surpassed GDP growth estimates by strong margins. With the growth estimates for 2000, the U.S. still remains one of the fastest growing nations in the world. Growth, along with the level of political and economic stability, makes the U.S. a prime target for U.S. and international investors.

Inflation, interest rates, economic growth and commodity prices are all simply factors that affect the essence of stock prices, corporate profits and excess cash flow. We feel the S&P 500 corporate profits will grow at a rate of over 12%. Corporate profits should also benefit from the future absence of a one-time charge against earnings in the form of Y2K compliance costs. This will be reflected in the earnings in the first two quarters of 2000. Though there will be inventory costs associated with Y2K buildup, the decrease in production costs should offset any losses and ease inflation fears. Stable inflation of around 2% will create an environment suited for growth. The new technologies acquired by companies to maintain earnings growth during a tight labor market will show more promise as unemployment rates settle to more healthy levels in 2000 and beyond. We believe U.S. companies, which are ahead of the rest of the world in almost every industry, and completely dominate the new economy industries of technology and telecommunication, are the best investment choice for investors seeking growth and stability.

INVESTMENT STRATEGY
The strategy of the Fund is to invest in the common stock
of large capitalization companies, which we believe provide
growth opportunities based on future cash flow.   We will
continue to conduct extensive analysis of the underlying fundamentals of each company, while using technical analysis to take advantage of market inefficiencies.
Finally, variable factors such as management performance, dynamic visionary approach, consumer trends, industry and sector dominance, and projection models are used to establish the continued investment worthiness of Khan
Growth Fund holdings.

Here at Khan Funds, our most important asset is you, our
shareholders.  Through our mutual trust and dependence, we
strive for conviction from both ourselves and from you in
our investment philosophy.   We look forward to what lies
ahead in our financial futures and together strive for excellence. The management of the Khan Growth Fund intentionally invests in the Fund to understand and live with the emotions caused by fluctuation in the market.
Furthermore, consistency is a goal we strive for as we navigate into the next millennium.

Sincerely,



S. D. Khan, M.D.				Faisal D. Khan
Portfolio Manager				Portfolio Manager


The outlook and opinion expressed above represent the view of the investment advisors as of February 21, 2000, and are subject to change as market and economic events unfold.





Khan Growth Fund vs. Benchmark index
The chart below compares your Fund to a benchmark index.
It is intended to give you a general idea how your Fund
performed compared to the stock market during the year
ended 12/31/99.   It is important to understand the
difference between your Fund and an index.   Your Fund's
total return includes Fund expenses and management fees.
An index reflects the investment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Comparative Investment Returns
Year ended December 31, 1999
* Initial investment $10,000.
* Past performance is no guarantee of future results.

(GRAPH)

A graphic comparison of the change iv value of a hypothetical $10,000 investment in the Khan Growth Fund and the S&P 500 Index. The Khan Growth Fund is represented by a the black solid line.
The S&P 500 Index is represented by the grey dashed line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation perionds from inception, July 9, 1997, through December 31, 1999. The ending value of the hypothetical investment in Khan Growth Fund was $17,397 versus that of $16,769 for the S&P 500 Index.

Average Annual Total Return for the Periods ended December 31, 1999

		KGF		S&P 500
One Year	26.06 %		21.04 %
Since 7/9/97*	25.05 %		23.20 %

Hypothetical Investment of $10,000 since 7/9/97*

Khan Growth Fund	$ 17,397
S&P 500 Index		$ 16,769

*Fund's Inception Date

The Standard & Poor's 500 Stock Index is a capitalization-weighed index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.





Top Industries		%
-------------------    -----

Computer - Micro	16.50 %

Medical - Drugs		9.40 %

Telecom Equipment	9.26 %

Retail Discount		7.18 %

Networking		6.68 %

Computer Software	5.81 %

Internet Software	5.65 %

Diversified Operations	5.35 %

Telephone		5.10 %

Insurance		3.84 %



Top 10 Holdings  	Symbol	%
---------------- 	------ ---
Cisco Systems, Inc.	CSCO	6.39%

Nokia Class A 		NOKA	6.39 %

Sun Microsystems	SUNW	5.56 %

Dell Computer		DELL	4.99 %

Wal-Mart Corp.		WMT	4.96 %

Microsoft		MSFT	4.55 %

America Online		AOL	4.40 %

Citigroup		C	3.46 %

Intel Corporation	INTC	3.25 %

General Electric	GE	3.21 %



KHAN GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 1999

	Market
Shares	 Value
COMMON STOCKS (95.64%)
			Aerospace (0.52%)
400		Honeywell International, Inc. 		$23,075

			Audio/Video Products (0.96%)
200		*Gemstar International Group		14,250
100		Sony Corporation			28,475
			 				-------
							42,725
			Auto Related (1.32%)
1,100		Ford Motor Co.		 		58,781

			Banks (3.46%)
2,775		Citigroup, Inc.	 			154,186

			Cable TV (0.54%)
500		Comcast Corporation	 		23,937

			Capital Goods (4.60%)
1,600		Tyco International, Ltd.		62,200
925		General Electric Co.	 		143,144
							--------
							205,344

			Cellular Telecommunications (0.68%)
200		*Sprint Corp.				20,500
200		Vodafone AirTouch PLC	 		9,900
							--------
					 		30,400

			Communication Services (6.49%)
1,250		AT&T Corp.		63,437
200		*AT&T Corp. - Liberty Media Group	11,350
200		*Clear Channel Communications, Inc.	17,850
200		*Exodus Communications, Inc.		17,763
300		*Level 3 Communications			24,563
2,700		*MCI Worldcom, Inc.			143,269
100		Telefonos de Mexico SA	 		11,250
							--------
					 		289,482

			Computer & Related (23.28%)
4,360		*Dell Computer Corp.		 	$222,360
1,000		*EMC Corp./Mass				109,250
200		Hewlett-Packard Corp.			22,788
1,760		Intel Corp.				144,870
400		International Business Machines		43,200
1,740		*Microsoft Corp.			203,145
400		*Oracle Corporation			44,825
3,200		*Sun Microsystems, Inc.	 		247,800
					 		--------
							1,038,238
			Electronics Components (1.60%)
200		*Applied Materials, Inc.		25,337
100		*Broadcom Corporation			27,237
200		Solectron Corporation	 		19,025
					 		--------
							71,599
			Financial (4.25%)
500		American Express			83,125
545		Federal National Mortgage Association	34,028
500		Merrill Lynch & Co. Inc.	 	41,750
800		Schwab Corp.	 			30,700
							--------
						 	189,603
			Healthcare (8.05%)
800		*Amgen, Inc.				48,050
800		Bristol Myers Squibb			51,350
200		*Genetech, Inc.				26,900
1,090		Merck & Co., Inc.			73,098
3,720		Pfizer, Inc.				120,668
930		Schering Plough Corp.	 		39,234
					 		--------
							359,300
			Insurance (3.67%)
625		American International Group		67,578
1		*Berkshire Hathaway 			56,100
420		Marsh & McLennan Cos., Inc.	 	40,189
							--------
							163,867

			Internet Software (10.79%)
2,600		*America Online, Inc.		 	196,137
2,660		*Cisco Systems, Inc.	 		284,952
							--------
					 		481,089

			Multimedia & Entertainment (0.81%)
500		Time Warner, Inc.	 		$36,219
			Personal Care (4.47%)
750		Proctor & Gamble Co.	 		82,172
1,260		Johnson & Johnson	 		117,338
							--------
					 		199,510
			Pipelines (0.99%)
1,000		Enron Corp.	 			44,375
			Publishing (0.83%)
600		McGraw-Hill Cos., Inc.	 		36,975
			Retail (9.47%)
200		*Amazon.com				15,225
200		*Costco Wholesale			18,250
950		GAP Stores				43,700
1,200		Home Depot, Inc.			82,275
1,000		Walgreens Co.				29,250
3,200		Wal-Mart Stores, Inc.	 		221,200
1,000		Warnaco Group	 			12,313
					 		---------
							422,213
			Telecommunication Equip(8.86%)
1,200		Lucent Technologies, Inc.		89,775
1,500		*Nokia Class A				285,000
200		Nortel Networks Corporation	 	20,200
							---------
					 		394,975


	Total Common Stocks (Cost $2,862,985)	 	4,265,893
	Short-Term Investments (2.77%)
123,637	Star Treasury Fund (Cost $123,637)	123,637
	Total Investments Securities (Cost $2,986,622) 98.41%	4,389,530
	Other Assets Less Liabilities	    		1.59%	70,877
	Net Assets					100.00%	$4,460,407
	+Cost is the same for federal income tax purposes.

	Net unrealized appreciation consist of:
	Aggregate unrealized appreciation of investment
	securities	 					$1,458,364
	Aggregate unrealized depreciation of investment
	securities			 			(55,456)
	Net unrealized appreciation of investment securities	$1,402,908
			*	Denotes non-income producing securities

See accompanying notes to financial statements.



KHAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
	Investment, at market value (cost $2,986,622)
							$	4,389,530
	Receivable for investment securities sold		73,185
	Dividends and interest receivable			2,121
	Organization costs, net					18,573
	Due from advisor	 				11,763
		Total assets
								4,495,172


LIABILITIES
	Accrued expenses	 				$34,765
		Total liabilities	 			 34,765
			Net assets applicable to shares outstanding
							$	4,460,407

Shares outstanding
								519,991

Net assets value, offering and redemption price per share
								$8.58

NET ASSETS
	At December 31, 1999, net assets consists of:
		Paid-in capital
								$3,061,498
		Accumulated net realized loss on investments	(3,999)
		Accumulated net unrealized appreciation of investments
								1,402,908
			                                        ----------
								$4,460,407

See accompanying notes to financial statements.

KHAN GROWTH FUND
STATEMENT OF OPERATIONS
For the year ended December 31, 1999

Investment income
	Dividends (net of foreign taxes withhold of $145)	$29,035
	Interest	 					2,924
		Total investment income
								31,959

Expenses
	Investment advisory fee (Note 2)		25,518
	Administration fee (Note 2)			8,506
	Fund accounting expense				15,002
	Transfer agent fees				12,001
	Registration fee				5,001
	Custodial fee					6,001
	Prospectus and shareholders' reports		1,000
	Professional fees				16,002
	Directors fees and expenses			1,201
	Amortization of organization costs		7,358
	Insurance fee					1,000
	Miscellaneous	 				7,642
	Total expenses	 					106,232

	Less:  reimbursed and waived expenses
							(38,184)
		Net expenses
							68,048
		Net investment loss
							(36,089)

Realized and unrealized gain on investments:
	Net realized gain on sales of investments	96,767
	Net change in unrealized appreciation of investments
							830,095
	Net realized and unrealized gain on investments
							926,862
	Net increase in net assets resulting from operations
							$890,773










See accompanying notes to financial statements.

KHAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS



					Year Ended   Year Ended
				      December 31, December 31,
	        			      1999         1998
Operations
	Net investment loss	 $	(36,089)	$(10,630)
	Net realized gain (loss) on investments
					96,767		(38,018)
	Net change in unrealized appreciation on investments
					830,095	 	564,124
		Net increase in net assets resulting from operations
					890,773		515,476

	Dividends paid to shareholders from:
		Capital gain ($.07 and $.03 per share, respectively)
					(34,016)	(7,983)
		Net capital share transactions (Note 5)
	 				1,010,839	935,666
			Total increase in net assets
					1,867,596	1,443,159

Net assets
	Beginning of year	 	2,592,811	1,149,652
	End of year	 		$4,460,407	$2,592,811



See accompanying notes to financial statements.

KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

(1)	SIGNIFICANT ACCOUNTING POLICIES

Khan Funds, (the "Trust") is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management
investment company.   The Declaration of Trust provides for
the issuance of multiple series of shares, each representing a diversified portfolio of investments with different
investment objectives, policies and restrictions.   As of
December 31, 1999, the only series issued by the Trust is the Khan Growth Fund.

The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the
common stock of large capitalization U.S. companies.
Income is a secondary objective of the Fund.   Khan
Investment, Inc. serves as the Fund's investment advisor.

The following is a summary of significant accounting
policies followed by the Fund in the preparation of its
financial statements.   The preparation of financial
statements in conformity with generally accepted accounting
principles requires management to make estimates and
assumptions that affect the reported amounts of assets and
liabilities at the date of the financial statements and the
reported amounts of revenues and expenses during the
reporting period.   Actual results could differ from those
estimates.

	A.	Security Valuations - A security listed or traded on an
exchange is valued at the last sales price on the exchange where the security is principally traded.
Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.

	B.	Securities Transactions, Investment Income and
Distributions - Securities transactions are accounted for
on a trade date basis.   Realized gains or losses are
computed on the basis of specific identification of the
securities sold.   Interest income is recorded as earned
from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

	C.	Federal Income Taxes - The Fund intends to comply with
the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

	D.	Deferred Organization Costs - The Fund has incurred
expenses of $36,818 in connection with the organization.
These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced operations.

	E.	Use of Estimates - The preparation of financial
statements in conformity with generally accepted
accounting principles requires management to make
estimates and assumptions that affect the reported
amounts of assets and liabilities at the date of the
financial statements, as well as the reported amounts of
income and expenses during the reported period.   Actual
results could differ from those estimates.







KHAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1999

(2)	ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Khan
Investment, Inc. (the "Advisor").   Under the terms of the
investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund subject to the Trust's Board of Trustees (the
"Trustees").   The Advisor has agreed to ensure that assets
of the Fund are invested in accordance with the investment
objectives and policies.   For its services, the Advisor
receives an annual management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of the Fund. During the year ended December 31, 1999, the Advisor was paid $25,518 for
such services.   The Advisor has voluntarily agreed to waive
all of their fees and reimburse fund expense in order to limit operating expenses to an annual rate of 2% of the net assets of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at anytime.

The Fund has an administrative services agreement (the
"Agreement") with the Advisor.   Under the terms of the
Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for
the supervision of the Fund's other service providers.   The
Advisor also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space and facilities, and equipment and clerical
personnel.   The Advisor shall also pay all compensation of
all Trustees, officers and employees of the Trust who are
affiliated persons of the Advisor.   For these services, the
Advisor receives an annual fee, payable monthly, computed on the value of the net assets of the Fund as of the close of business each business day at an annual rate of 0.25% of 1%
of such assets of the Fund.   During the year ended December
31, 1999, the Advisor was paid $8,506 for such services.

The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the
servicing otherwise provided on behalf of the Fund.   These
expenses are limited to an annual rate of not more than 0.25% of the net assets of the Fund as of the close of
business each business day.   As of December 31, 1999, the
Fund has not made any payments.


(3)	DIRECTORS' FEES AND EXPENSES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of Khan
Investment, Inc.


(4)	INVESTMENT SECURITIES

Purchases of securities and proceeds from sales of securities (other than short-term securities) during the year ended December 31, 1999 were $2,238,295 and $1,484,177, respectively.










KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

December 31, 1999

(5)	CAPITAL STOCK

Changes in the Fund's capital stock outstanding for the
years ended December 31, 1999 and 1998, were as follows:
Year Ended                    Year Ended
December 31, 1999             December 31, 1998
Shares         Amount           Shares   Amount Shares sold
166,170		$1,187,594	154,870	 $927,800
Shares issued in reinvestment of dividends	4,015
33,439	         1,416		7,983
Shares redeemed
(28,313)	(210,194)       (21) 	(117)
Net increase
141,872	$	1,010,839	156,265	 $935,666

As of December 31, 1999, S. D. Khan and his family owned an aggregate of 52.6% of the outstanding shares of this Fund which may be deemed to control the Fund.


(6)	FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share outstanding throughout each period.

July 8, 1997**

Year Ended       Year Ended               To
December 31,     December 31,     December 31,
1999                    1998             1997
-----------	------------	  -----------
Net asset value, beginning of the period
$6.86			$5.18		$5.00
Income from investment operations:
Net investment loss
(0.07)			(0.02)		(0.01) (a)
Net realized and unrealized gain on investment
1.86			1.73		0.19
Total from investment operations
1.79			1.71		0.18
Less distributions from realized gains
(0.07)			(0.03)		-
Net asset value, end of period
$8.58			$6.86		$5.18

Total return:
26.06%			33.21%		3.60%
Net assets, end of period (000's omitted)
$4,460			$2,593         $1,150
Ratio of expenses to average net assets:
After fee waivers and reimbursements
2.00%			2.00%		2.00% *
Before fee waivers and reimbursements
3.12%			5.38%		6.30%
Ratio of net investment loss to average net assets:
After fee waivers and reimbursements
(1.06)%			(0.62)%		(0.25)% *
Before fee waivers and reimbursements
(2.18)%			(4.00)%		(8.89)% *
Portfolio turnover rate
44.48%			31.21%		18.81%
Financial Foot Notes:
(a)	Calculated using averaged shares outstanding.
 *	Annualized
**	Commencement of operations












REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
Khan Funds
Houston, Texas


We have audited the accompanying statement of assets and liabilities of the Khan Growth Fund, a series of shares of the Khan Funds including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the two years in the period
then ended.   These financial statements are the
responsibility of the Fund's management.   Our responsibility
is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights presented for the period ended December 31, 1997 were audited by other auditors whose report dated January 24, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted
auditing standards.   Those standards require that we plan and
perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of
material misstatement.   An audit includes examining, on a
test basis, evidence supporting the amounts and disclosures in
the financial statements.   Our procedures included
confirmation of securities owned as of December 31, 1999, by
correspondence with the custodian and brokers.   An audit also
includes assessing the accounting principles used and significant estimates made by management, as well as
evaluating the overall financial statement presentation.   We
believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Khan Growth Fund as of December 31, 1999, the results of its operation for the year then ended and, the changes in its net assets and the financial highlights for the two years in the period then ended in conformity with generally accepted accounting principles.





TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 16, 2000